                                                                    EXHIBIT 10.2


                  ASSIGNMENT, ASSUMPTION AND LICENSE AGREEMENT

        This ASSIGNMENT AND ASSUMPTION AGREEMENT ("AGREEMENT") is entered into as of this 21st day of November, 1996 among Stac, Inc., a Delaware corporation ("TRANSFEROR"), and Hi/fn Inc., a Delaware corporation ("TRANSFEREE").

        WHEREAS, Transferor wishes to transfer, assign and delegate (i) all of its right, title and interest in and to certain of its assets and properties, as listed on Exhibit A attached hereto and incorporated herein to this Agreement by this reference, including without limitation all claims, rights, privileges and similar interests, whenever accruing, inuring to the benefit of or held by Transferor with respect thereto (the "ASSETS"), and (ii) all of its duties and obligations under certain of its liabilities and obligations, as listed on Exhibit B attached hereto and incorporated herein to this Agreement by this reference (the "LIABILITIES"), and the Transferee wishes to accept such transfer, assignment and delegation, on the terms set forth in this Agreement;

        WHEREAS, Transferor wishes to license certain technologies to Transferee and Transferee wishes to accept such licenses, subject to the terms hereof; and

        WHEREAS, concurrently herewith the parties hereto are entering into Cross License Agreement and a Stock Purchase Agreement (collectively, the "Related Agreements").

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.      TRANSFER OF ASSETS.

        Transferor hereby grants, sells, conveys, transfers, assigns, releases and delivers to Transferee all of the Assets, as listed on Exhibit A attached hereto, to have and hold the same unto itself, its successors and assigns forever, and Transferee hereby accepts such grant, sale, conveyance, etc.

2.      ASSUMPTION OF LIABILITIES.

        Transferor hereby transfers, assigns and delegates to Transferee all of the Liabilities, as listed on Exhibit B, and Transferee hereby accepts such transfer, assignment and delegation and assumes and undertakes to become liable for such Liabilities and agrees to faithfully pay, perform and discharge such Liabilities when due.

3.      LICENSES.

        Transferor and Transferee shall concurrently with the execution of this Agreement enter into a Cross License Agreement substantially in the form attached hereto as Exhibit C.

4.      FURTHER ASSURANCES.

        It is the intent of the parties that all of the Assets and Liabilities be transferred, assigned and delegated to the Transferee as aforesaid. Each party agrees to execute, acknowledge and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer and take such other actions consistent with the foregoing as may be necessary to carry out the intent of this Agreement.

5.      INDEMNIFICATION.

        (a) INDEMNIFICATION BY TRANSFEREE. Notwithstanding any investigation of the business, financial condition, prospects, properties or assets of Transferee by or on behalf of Transferor prior to the date hereof, and in addition to any and all other rights of Transferor under this Agreement, Transferee shall indemnify, defend and hold harmless Transferor and each of Transferor's officers, directors, employees, control persons, advisors, affiliates and agents (collectively, the "Indemnified Parties"), from and against any and all losses, damages, liabilities, expenses, costs, assessments and taxes (including, without limitation, interest, penalties and attorneys' fees and expenses reasonably incurred) ("Damages"), and pay each Indemnified Party on demand the full amount of any and all Damages that such party may pay or become obligated to pay, arising out of or relating to any of the following:

               (i) The breach in any respect (if not qualified) of any representation or warranty of Transferee or of any obligation, agreement or covenant of Transferee contained in or made pursuant to this Agreement, the Related Agreements or any other agreement, certificate or other document made or delivered by Transferee at the Closing pursuant to this Agreement;

               (ii) Any of the Liabilities listed on Exhibit B and assumed by Transferee; and/or

               (iii) Any of the Assets listed on Exhibit A and assumed by Transferee hereunder.

        All claims under this Section 5(a) shall be made at the time and in the manner provided for in Section 5(b).

        (b) INDEMNIFICATION PROCEDURE. Written notice of any claim for indemnification under Section 5(a) shall be sent to the Transferee promptly following receipt by an Indemnified Party of notice of the occurrence of any event or the commencement of any action for which indemnification may be sought under this Section 5 (but the omission to so notify the Transferee, will not relieve Transferee from any liability that it may have to any Indemnified Party), and the indemnification provided for in this Section 5 shall terminate with respect to claims with respect to which written notice has not been sent to the Transferee, on or prior to the first anniversary of the this Agreement. Transferee shall not, without the prior express written consent of Transferor, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder without the prior written consent of Transferor.

6.      MISCELLANEOUS.

        This Agreement may be executed in any number of counterparts, all of which together shall be deemed to one and the same instrument. This Agreement shall be interpreted under the laws of the State of California as applied to contracts entered into and performed entirely among California residents.

        IN WITNESS WHEREOF, this Agreement has been duly executed on behalf of the parties hereto as of the date first written above.

TRANSFEROR:

STAC, INC., a Delaware corporation



By:     /s/JOHN R. WITZEL
   ----------------------------------------
    John R. Witzel
    Vice President of Finance




TRANSFEREE:

HI/FN INC., Delaware corporation


By: /s/ ARTHUR J. COLLMEYER
   ----------------------------------------
     Arthur J. Collmeyer
     President and Chief Executive Officer

                                    EXHIBIT A

                                     ASSETS

CASH:

Immediately payable funds of $1,000,000.

ACCOUNTS RECEIVABLES:

All currently outstanding accounts receivables relating to sales for by Transferor of products related to the "Semiconductors," "Software" or "Inventory" listed below.

THE "FIXED ASSETS":

Fixed Assets shall not include furniture or leasehold improvements at the Transferor's offices located at 12636 High Bluff Drive, San Diego, California. Notwithstanding the foregoing, in addition to the property listed below, Transferee shall be assigned all equipment owned by Transferor and presently used by Transferee exclusively for the testing and development of semiconductors.


LOCATION       ASSET #                             ITEM/DESCRIPTION
--------       -------                             ----------------
301.00
               013173                              Micron Millenia
               004306                              CPU
               012028                              Micron Millenia
               012029                              Micron Monitor
               013174                              Micron Monitor
               05611                               Samsung SyncMaster3

302
               012106                              SAG Electronics
               011388                              ZEOS Pantera
               011386                              NEC MultiSync 5D
               012105                              MAG Innovision
               011387                              NEC CD Reader

303
               011447                              CPU
               012166                              Micron Millenia
               004844                              Macintosh Monitor
               011443                              ViewSonic 15E
               011444                              U View
               012169                              Micron Monitor
               010875                              Mac Quadro 700

LOCATION       ASSET #                             ITEM/DESCRIPTION
--------       -------                             ----------------

304
               004692                              CPU
               10116                               ViewSonic 15G

305
               011378                              CPU
               011374                              17" Monitor
               011373                              17" Monitor
               011377                              Microcom Deskport
               011408                              NEC CD Reader

306
               011465                              CPU
               011466                              ViewSonic 7

307
               011322                              CPU
               011321                              ViewSonic 15G

308
               011343                              Gateway 2000
               012165                              Micron Millenia
               011344                              Monitor
               012170                              Micron Monitor
               01627                               14-4 Practical Periphial

309
               10126                               CPU
               004870                              ViewSonic 15G
               011335                              Toshiba Laptop T4500C

310
               011479                              CPU
               011595                              ViewSonic 15E
               no #                                NEC CD Reader
               011317                              Canon P125-D Calculator
               011477                              Okidata Printer

311
               Chip Room

312
               012167                              Micron Millenia
               011355                              ZEOS Pantera
               012168                              Micron Monitor
               011352                              Monitor


LOCATION       ASSET #                             ITEM/DESCRIPTION
--------       -------                             ----------------

313
               012152                              Micron Millenia
               012153                              Micron Millenia
               011353                              Gateway 2000
               012150                              Micron Monitor
               012151                              Micron Monitor
               011354                              Monitor

314
               004454                              Compaq Prolinea
               004464                              Monitor

315
               011383                              Gateway 2000
               011424                              Macintosh Quadra 700
               011389                              Ambra
               011421                              CPU
               011384                              ViewSonic 7
               011423                              Macintosh Monitor
               011449                              Sony Trinitron
               011314                              Samsung SyncMaster3
               no #                                Sony CD Reader

316
               011313                              Canon L700 Fax
               011312                              HP Deskjet 560C
               011311                              HP LaserJet 4M
               011796                              CPU
               011795                              Sony Trinitron
               011316                              IBM Typewriter

317
               011461                              3M Overhead Projector
               011294                              Samsung TV
               011293                              Samsung VCR

318

               no #                                Epson LX-800
               011428                              Panasonic KX-P1191
               011407                              CPU
               011406                              CPU
               011318                              CPU
               011422                              CPU
               011415                              CPU
               011445                              CPU
               011419                              CPU
               011427                              CPU
               011420                              CPU
               010792                              Macintosh Quadra 840AV

LOCATION       ASSET #                             ITEM/DESCRIPTION
--------       -------                             ----------------

               004830                              Macintosh II
               004928                              Macintosh Classic Monitor
               011405                              Samsung SyncMaster3
               011404                              Samsung SyncMaster3
               011362                              Samsung SyncMaster3
               011418                              Samsung SyncMaster3
               011414                              Samsung SyncMaster3
               011390                              Dell Monitor
               010874                              Macintosh Monitor
               011425                              Macintosh Performa 400
               011433                              Hayes Accura Fax
               011430                              Iwatsu Oscilloscope
               011508                              Scope Wagon
               011497                              US Robotics Sportster
               011434                              Teltone TLS-4
               011429                              HP Logic Analyzer
               011507                              HP Analyzer cart
               *H01221*                            Asante EN/SC
               011512                              UVP EPROM Eraser
               011511                              Hozan HS-600 Spotheater
               011510                              GC Auto temp

320
               011712                              Canon 6650 II Copier
               011399                              ZEOS 4.8.6
               011398                              Samsung SyncMaster3
               011400                              Philips CDD 522
               011401                              HP ScanJet Iic

323
               011299                              Canon 1020 Copier


THE "SOFTWARE":

The source code, object code and development environment, to the extent they may be assigned under end user licenses from vendors of third party products for all versions of the following software programs:

MPPC-C - Compression software
LZS221-C - Compression software
LZS221-86 - Compression software
LZS221-386 - Compression software
LZS221-68 - Compression software
LZS221-960 - Compression software
LZS221-PPP - Compression software
LZS321-C - Compression software
MUM - Encryption software

THE "SEMICONDUCTORS":

The maskwork copyrights, net lists, development tools, masks, board layouts, schematics and other tools owned by Stac or that may be assigned under end user licenses from vendors and used to make, have made, develop, and support the following Stac products or works-in-process in all versions and packages:

9703 - Compression chip
9704 - Compression chip
9705/9705A - Compression chip
9706/9706A - Compression chip
9410 - Compression chip
Arsenic - PC adapter board
Platinum - Compression chip
9732 - Compression chip
9710 - Compression chip
9711 - Compression chip
2106 - PC adapter board
XT-8 - PC adapter board
AT-16 - PC adapter board
MC-16 - PC adapter board
9705EVK - PC adapter board
9706EVK - PC adapter board
9703EVK - PC adapter board
Zirconium - PC adapter board
9707 - ECC chip

9810 - Tape formatter chip
9820/9820A - Tape formatter chip
9802/9802A - Memory & ECC chip
9803 - Memory & ECC chip
Zinc - PC adapter board
Potassium - PC adapter board
Radium - PC adapter board
Jupiter - Interface chip
Pearl - Plug & Play chip
Synergy - Encryption chip
Sunburst - Compression chip

THE "INVENTORY":

All current inventory relating to the Semiconductors.

At October 31, 1996, the inventory and related reserve for obsolescence for the Semiconductors transferred to Transferee were as follows:

IC Chips             $1,241,873.11

Obsolescence         $400,840.35

Hi/fn will be assigned the above book value related to the Semiconductors as well as any Semiconductors not represented by the above (i.e. Semiconductors not carried on the books due to write-offs or their being development parts).

THE "TOOLS":

The following Tools and other related programs or utilities (other than the standard desktop software environment which are addressed elsewhere herein), owned by Transferor or that may be assigned under end user licenses from vendors, used to develop, test or produce the Semiconductors or Software:

stacsim - Chip simulator
optimize - Chip gate optimizer
wire2net - Chip netlist generator
fsmc - State machine compiler
txtpack - Compression tester
dparse - Decompression tester
thdl tools - HDL language compiler
lzsdemo - Demo utility
lzstest - Test utility
bench - Test utility

THE "ASSIGNED TRADEMARKS":

                     STATUS RECORDED AS OF NOVEMBER 15, 1996

-----------------------------------------------------------------------------------------------------------
PROSECUTION STATUS                  TRADEMARK             FILED         SER. NO./PRIORITY         COUNTRY
-----------------------------------------------------------------------------------------------------------
REGISTERED 4/25/95                  LZS                   7/30/93       74/419,959                US
1,891,659                                                                                         9
-----------------------------------------------------------------------------------------------------------
REGISTERED 7/15/94                  LZS (FRANCE)          1/28/94       94/503,778                FRANCE
94/503778                                                                                         9
-----------------------------------------------------------------------------------------------------------
SUSPENDED 7/17/96                   COMCRYPTION           2/5/96        75/053,339                US
PENDING DISPOSITION OF                                                                            9
USSN 75/041,168 AND
75/041,169
APPLN PENDING;
-----------------------------------------------------------------------------------------------------------
APPLN PENDING;                      COMCRYPTION           8/5/96        8-087707                  JAPAN
                                    (JAPAN)                                                       9
-----------------------------------------------------------------------------------------------------------
APPLN PENDING;                      HI/FN                 9/3/96        75/159,409                US
                                                                                                  9
-----------------------------------------------------------------------------------------------------------

THE "ASSIGNED PATENTS":

                    STATUS RECORDED AS OF NOVEMBER 15, 1996

-----------------------------------------------------------------------------------------------------------
PROSECUTION STATUS                  TITLE                 FILED         SER. NO./PRIORITY         COUNTRY
-----------------------------------------------------------------------------------------------------------

ISSUED 3/26/91 U.S. PAT.            WRITE OPERATION       8/26/88       237,394                      US
NO. 4,996,690;                      WITH GATING
MAINTENANCE FEES DUE                CAPABILITY
8/26/98; AND 8/26/02
-----------------------------------------------------------------------------------------------------------
ISSUED 5/29/90 U.S. PAT.            DIGITAL PHASE         12/6/88       281,305                      US
NO. 4,930,142; MAINT. FEE           LOCK LOOP
DUE 11/29/97 AND 11/29/01
-----------------------------------------------------------------------------------------------------------
ISSUED 5/14/91 U.S. PAT.            DATA                  1/13/89       297,152                      US
NO. 5,016,009 MAINT.                COMPRESSION
FEES DUE 11/14/98; AND              APPARATUS AND
11/14/02                            METHOD
-----------------------------------------------------------------------------------------------------------
ISSUED 3/26/91 U.S. PAT.            CIP: DATA             10/6/89       418,034 BASED ON USSN        US
NO. 5,003,307; MAINT.               COMPRESSION                         297,152 1/13/89
FEES DUE 9/26/98; AND               APPARATUS WITH
9/26/02                             SHIFT REGISTER
                                    SEARCH MEANS
-----------------------------------------------------------------------------------------------------------
ASSOC TO CONDUCT                    DATA                  1/12/90       2-6057; BASED ON USSN        JAPAN
INTERVIEW                           COMPRESSION                         297,152 AND 418,034
W/EXAMINER, STATUS                  APPARATUS WITH
CHECK SET FOR 9/11/96;              SHIFT REGISTER
APPEAL NO. 7-9744:
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
PROSECUTION STATUS                  TITLE                 FILED         SER. NO./PRIORITY         COUNTRY
-----------------------------------------------------------------------------------------------------------

AWAITING                            SEARCH MEANS
EXAMINATION;
ASSOCIATE FILED
AMENDMENT AND
APPEAL BRIEF 10/19/95;
ASSOCIATE TO FILE
AMENDMENT DUE
5/31/95;
INTERVIEW SHOULD
OCCUR MID JULY '95;
ASSOCIATE INSTRUCTED
4/21 RE NOTICE OF
APPEAL DUE 5/1/95;
RESPONSE TO OFFICE
ACTION AND DIVISIONAL
APPLICATION FILED
7/11/94; ASSOCIATE
INSTRUCTED 6/26/94 TO
RESPOND TO OFFICE
ACTION DUE 7/11/94;
REQUEST FOR
EXAMINATION FILED
-----------------------------------------------------------------------------------------------------------
STATUS CHECK SET FOR                DATA                  7/11/94       6-159042                     JAPAN
9/11/96; PER ASSOC                  COMPRESSION                         DIVISION OF 2-6057
5/17/96: EXAMINER WILL              APPARATUS WITH
ISSUE OA AFTER                      SHIFT REGISTER
DECISION ON APPEAL IN               SEARCH MEANS
PARENT, HAS PROVIDED
REFS TO BE CITED AND
WILL REVIEW DRAFT
AMENDMENT
BEFOREHAND;
ASSOCIATE INSTRUCTED
3/10/96 RE RESPONSE TO
OFFICE ACTION DUE
3/14/96; REQUEST FOR
EXAMINATION FILED
WITH APPLICATION
7/11/94;
-----------------------------------------------------------------------------------------------------------
U.S. PATENT NO.                     DATA                  11/27/90      07/619,295                   US
5,126,739; ISSUED 6/30/92;          COMPRESSION
MAINT. FEES DUE                     APPARATUS AND
12/30/95; 12/30/99; and             METHOD                              BASED ON 297,152
12/30/03
-----------------------------------------------------------------------------------------------------------
U.S. PATENT NO. 5,146,221           DATA                  11/27/90      07/619,291                   US
ISSUED SEPTEMBER 8,                 COMPRESSION
1992; MAINT. FEES DUE               APPARATUS AND
3/8/96; 3/8/00 and 3/8/04           METHOD                              BASED ON 297,152
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
PROSECUTION STATUS                  TITLE                 FILED         SER. NO./PRIORITY        COUNTRY
-----------------------------------------------------------------------------------------------------------

PATENT NO. 5,414,850                SYSTEM FOR            8/23/91       07/748,978                  US
ISSUED 5/9/95;                      TRANSPARENTLY
                                    COMPRESSING
MAINT. FEES DUE 11/9/98;            DATA FILES IN A
11/9/02; & 11/9/06                  COMPUTER SYSTEM
-----------------------------------------------------------------------------------------------------------
CERT. OF CORRECTION                 DATA                  5/9/94        08/240,960                  US
REC'D; PATENT NO.                   COMPRESSION                         FWC BASED ON
5,414,425 ISSUED 5/9/95;            APPARATUS AND                       08/023,874
                                    METHOD

MAINT. FEES DUE 11/9/98;
11/9/02; AND 11/9/06;
-----------------------------------------------------------------------------------------------------------
PATENT NO. 5,532,694                HLZS                  7/7/95        08/499,230                  US
ISSUED 7/2/96;                                                          FWC BASED ON
MAINTENANCE FEES DUE                                                    07/927,343
1/2/00; 1/2/04 AND 1/2/08;
-----------------------------------------------------------------------------------------------------------
STATUS CHECK SET FOR                HLZS                  8/10/93       5-198670                    JAPAN
9/11/96; ASSOCIATED
INSTRUCTED 3/10 & 12 RE
RESPONSE TO OFFICE
ACTION DUE 3/14/96; REQ.
EXAM FILED 12/17/93;
PUBLISHED 8/12/94
UNDER PUB. NO. 6-224778
-----------------------------------------------------------------------------------------------------------
PATENT NO. 5,463,390                FWC: DATA             7/21/94       08/279,714                  US
ISSUED 10/31/95;                    COMPRESSION                         BASED ON 192,949
MAINTENANCE FEES DUE                APPARATUS AND
4/30/99; 4/30/03 AND                METHOD
4/30/07

ISSUE FEE/DRAWINGS
DUE 9/12/95 FILED 8/2/95;
DRWGS ORDERED 6/22/95;

IDS AND TERMINAL
DISCLAIMER FILED
1/24/95; FILING RECEIPT
RECEIVED
-----------------------------------------------------------------------------------------------------------
PATENT NO. 5,506,580                FWC: DATA             12/6/94       08/350,389                  US
ISSUED 4/9/96;                      COMPRESSION
                                    APPARATUS AND                       BASED ON 08/008,450
MAINT. FEES DUE 10/9/99;            METHOD
10/9/03 AND 10/9/07;
-----------------------------------------------------------------------------------------------------------
U.S. PATENT NO. 4,701,745           DATA                  3/3/86        835,793                     US
ISSUED 10/20/87;CPA                 COMPRESSION
INSTRUCTED 2/6 TO PAY               SYSTEM                              BASED ON GB 8505790
MAINT. FEE DUE 4/20/95                                                  FILED 3/6/85
MAINTENANCE FEES DUE
4/20/95 AND 4/20/99
-----------------------------------------------------------------------------------------------------------
BELGIAN PATENT NO.                  DATA                  3/6/86        904,359                     BELGIUM
904359 ISSUED 3/6/86;               COMPRESSION
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
PROSECUTION STATUS                  TITLE                 FILED         SER. NO./PRIORITY         COUNTRY
-----------------------------------------------------------------------------------------------------------

1/12/94:                            SYSTEM

PATENT NO. 36 06 869                DATA                  3/6/86        P 36 06 869.1        GERMANY
ISSUED 6/29/94;                     COMPRESSION
ANNUITIES DUE 3/31/95;              SYSTEM
ASSOCIATE INSTRUCTED
8/10 TO PAY GRANT FEE
DUE 9/6/94;

U.K. PATENT NO. 2,172,127           DATA                  3/6/85        2172127                      U.K.
                                    COMPRESSION
                                    SYSTEM

FILING RECEIPT                      HIGH-SPEED            12/29/95      08/580,636                   US
RECEIVED; FOREIGN                   PRIVATE KEY
DEADLINE 12/29/96;                  STREAM
                                    ENCRYPTION

THE "SALES REPRESENTATIVE AGREEMENTS":

The following sales representative agreements to the extent they may be assigned:

REP                          AREA COVERED                                                     DATE
-----------------------------------------------------------------------------------------------------------

Action Sales                 Michigan, Indiana                                                8/5/93

Brooks Tech Group            No. California, Nevada (except Clark Cty)                        1/25/92

ES Chase                     Washington, Oregon and Idaho                                     6/1/92

Gibb Tech Sales              No. Dakota, So. Dakota, Kansas, Nebraska, Minnesota, Iowa,       9/24/92
                             Missouri, No. Wisconsin, So. Illinois

Lyons Corp.                  Ohio, Kentucky, W. Virginia, W. Pennsylvania                     8/6/93

Micro-Tex                    So. Wisconsin, No. Illinois                                      9/24/92

MillBern                     Massachusetts, Vermont, Maine, Rhode Island, New Hampshire       11/27/91

Novus Group                  Georgia, Alabama, Mississippi, Tennessee, No. & So. Carolina     11/21/93

Oasis Sales                  Arizona, New Mexico, Clark Cty NV                                12/3/91

Parallax                     No. New Jersey, So. New York                                     7/22/92

QXI                          Florida                                                          9/24/92

SC Cubed                     So. California                                                   10/22/91

TAI                          Virginia, Delaware, Maryland, E. Pennsylvania, So. New Jersey    6/25/92

Thorson Rocky Mountain       Montana, Wyoming, Colorado, Utah                                 11/12/91

West Associates              Texas, Oklahoma, Arkansas, Louisiana                             11/1/95

Amega Technology             Rep/Disty for United Kingdom                                     11/1/93

Metronik                     Rep/Disty for Germany                                            Contract??

REP                           AREA COVERED                                                           DATE
-------------------------------------------------------------------------------------------------------------------
Inno Micro                    Rep/Disty for Japan                                                    5/9/90

Memec                         Rep/Disty for Taiwan, Korea, Singapore, Hong Kong, China,              9/1/92
                              Thailand, Viet Nam, Philippines, Indonesia, Malaysia

Veltek Australia              Rep/Disty for Australia & New Zealand                                  1/27/95

Prime Source                  Rep/Disty for So. Africa                                               1/5/96

C88-AS                        Rep/Disty for Denmark                                                  3/11/96

Acsis                         Rep for Italy                                                          4/23/93

ElectroSource                 Rep for Canada                                                         1/25/93

Acal                          Rep/Disty for Netherlands                                              4/20/93

Valtrie Marketing             Canada Distributor                                                     5/8/94

Iridium Data                  Rep/Disty for Israel                                                   11/96
-------------------------------------------------------------------------------------------------------------------

THE "LICENSE AGREEMENTS":

                     CLOSED ONE TIME LZS LICENSE AGREEMENTS

--------------------------------------------------------------------------------------------------
CUSTOMER                         PRODUCT                          VERSION               SIGNED
--------------------------------------------------------------------------------------------------
3COM Corp.                       LZS221-C/LZS221-68               3.0                   9-Mar-93

3M                               1988 Technology                                        1-Jun-88

ACC                              LZS221-C                         3.0/4.0               1-Mar-95

Adtran                           LZS221-C/68                      4.0/3.0               7-Mar-95

Alf Co., Ltd. (CTC)              LZS221-86                        3.0                   10-Dec-92

Alloy Computer Products          DCS221                                                 10-Jul-89

Antlow Computers                 LZS221-C                         3.0                   15-May-96

Arcada Software                  LZS-C/86/68/386                                        21-Oct-94

Archive Corp.                    DCS221                                                 10-Oct-90

Ascend                           LZS221-68 & 960                  3.0/3.0               28-Jul-94

Ascom Timeplex                   LZS221-C                         3.0                   29-Sep-95

Cabletron Systems                LZS221-C                                               4-May-93

Central Point Software           DCS221                                                 16-Feb-90

Central Point Software           DCS221-68                                              21-Nov-91

Central Point Software           LZS221-86                        3.0                   31-Aug-92

Cheyenne                         LZS221-86                        3.0                   25-Sep-95

Cisco                            LZS221-68                        3.0                   15-Sep-94

CMS Enhancements, Inc.           DCS221                                                 31-May-90
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
CUSTOMER                           PRODUCT              VERSION               SIGNED
----------------------------------------------------------------------------------------
Colorado Memory Systems            DCS221                                      11-Jun-90

Colorado Memory Systems            DCS221-386             1.0                  26-Sep-94

Colorado Memory Systems            LZS221-86                                   12-Jul-93

CORE International                 RS3T/DCS221                                 4-Oct-89

Cosystems, Inc.                    LZS221-C               3.0                  1-Apr-95

Develcon                           LZS221-C               3.0                  13-Jul-94

Equifax Marketing                  DCS221                                      12-Jul-90

Equifax Marketing                  DCS221-VAX                                  20-May-91

Everex Systems, Inc.               DCS221                                      24-May-90

Farallon Computing                 LZS221-68              3.0                  24-Feb-95

Ferranti International             No Info

Fifth Generation Systems           RS3T ECC                                    4-Nov-92

Flowpoint                          LZS221-C               3.0                  21-Nov-95

Fujitsu                            LZS221-C               3.0/4.0              10-Mar-95

Furukawa                           LZS221-C               4.0                  27-Feb-95

Gandalf Canada LTD                 LZS221-960             4.0                  1-Jun-95

Go Corp.                           LZS221-C                                    1-Jun-93

Helix                              HLZS                                        28-Mar-96

IBM                                LZS221-C               3.0                  10-May-96

Irwin Magnetics                    C Source QIC122        3.0                  25-Nov-91

Kokusai Electric Co Ltd.           LZS221-C               3.0                   1-Feb-95

Kyocera                            LZS221-68              3.0                  27-Sep-95

LDS Family History Dept.           LZS221-86                                   13-Sep-93

Loral Space Info Sys               DCS221-386                                  19-Dec-94

Microcom                           DCS221-68                                   6-Sep-91

Morningstar Tech                   LZS221-C               3.0                  19-Aug-94

Mountain Computer                  DCS221                                      7-Jul-89

NetCS Inform. GmbH                 LZS221-C               3.0                  6-Jul-94

Netronix                           DCS221                                      27-Feb-91

Network Dynamics                   LZS221-68              3.0                  26-Oct-96

Northern Telecom                   LZS221-68              3.0

Nova Drive                         LZS221-86              decomp only          26-Jul-95

Perle System Ltd                   LZS221-C               3.0                  26-Mar-96
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
CUSTOMER                       PRODUCT                     VERSION            SIGNED
------------------------------------------------------------------------------------------
PG Soft                        LZS221-86                     3.0              1-Apr-96

Quest Development Corp.        DCS221                                         28-Feb-90

Racal Datacomm                 LZS221-C                      3.0              1-Sep-95

Retix                          DCS221-68                                      6-Aug-91

Retix                          LZS221-960                    4.0              31-Jan-95

Ritan Communications           LZS221-C                      3.0              25-Sep-95

Shiva                          LZS221-C/68/86                4.0/3.0/3.0      2-Feb-95

Sierra On-Line                 LZS221-C/DCS221-386                            3-Dec-93

Soliton Systems(Japan)         LZS221-C                      3.0              30-Nov-94

Spider Island Software         LZS221-C                      3.0              29-Apr-95

Spry/CompuServe                LZS221-86                     2.0              14-Jun-95

Stampede                       LZS221-C                      3.0              5-Sep-95

Sun Microsystems               LZS221-C                      3.0              12-Dec-95

Synaptel S.A.                  LZS221-C                      3.0              13-Mar-96

Sytron Corporation             1987 Technology                                11-Jun-87

Sytron Corporation             DCS221                                         8-May-90

Tallgrass Technologies         DCS221                                         24-Jul-89

Tallgrass Technologies         2.02 DCS221-86                                 15-Feb-91

Tallgrass Technologies         DCS221-386                                     25-Jul-91

Tecmar                         DCS221                                         20-Jul-90

Telebit                        LZS221-68                     3.0              21-Nov-94

Telenetworks                   LZS221-C                      3.0              17-Jun-96

Traveling Software             LZS221-86 Custom                               21-Dec-92

TVS Electronics                DCS221                                         11-Jul-90

UniQ                           LZS221-C                      3.0              26-Oct-94

Vogon International LTD        LZS221-86                     2.0              21-Jun-95

Wangtek                        DCS221                                         14-Feb-89

Xyplex                         LZS221-68                     3.0              20-Sep-94

Zeta Communications            LZS221-C                      3.0              10-Jan-96

Zytel                          LZS221-C                      3.0              10-Nov-95

Progressive Systems            LZS221-C                      3.0              27-Sep-96

Bay Networks                   LZS221-C                      3.0              10-Oct-96

Securicor 3Net Ltd             LZS221-C                      3.0              10-Oct-96
------------------------------------------------------------------------------------------

                        CLOSED ROYALTY LICENSE AGREEMENTS

CUSTOMER                           PRODUCT                   VERSION               SIGNED
--------------------------------------------------------------------------------------------
Advanced Computer Comm             LZS221-68                   3.0                20-Aug-92

Agfa                               LZS221-68                   3.0                18-Apr-94

Almond Seed S/W                    LZS221-C                    3.0                14-Jul-95

Cheyenne Software                  LZS221-86                                      15-May-92

Conware                            LZS221-960                  3.0                1-Mar-95

Cristie Electronics                RS3T                                           19-Oct-93

Cristie Electronics Ltd.           LZS221-86                                      5-Jan-93

Dynatech                           LZS221-68                   3.0                27-Mar-95

Eastern Research                   LZS221-68                   3.0                14-Nov-94

Eicon Technology                   DCS221-68                                      1-Jun-92

Electronic Data Sys                DCS221-386                                     22-Feb-95

Golden Triangle                    DCS221-68                                      17-Oct-92

IDE Assoc                          LZS21-960                   3.0                9-Sep-94

ISC                                LZS221-86                   3.0                28-Jul-94

LAN Support Grp                    DSC-386/LZS-C                                  6-Jun-94

Memotec                            LZS-960 & LZS-68            4.0/2.0            25-Apr-95

MSR Development                    DCS221-386                                     8-Oct-93

Netronix                           LZS221-86                                      4-Nov-92

Network Express                    LZS221-86                   3.0                11-Nov-94

Newport Systems                    LZS221-86                   3.0                22-Aug-94

Niwot                              LZS221-86/C                 3.0/3.0            23-Jun-95

Olicom A/S (Denmark)               DCS221-386, LZS221-86                          10-Jan-94

Pinacl Communication               LZS221-86                   3.0                3-Feb-95

Qualstar                           LZS221-86                                      1-Feb-93

RAD Networks                       LZS221-86                   3.0                12-Oct-94

Roadway                            LZS221-C                    ?                  25-Jul-94

Rockwell Network Sys.              LZS221-86                   3.0                28-Feb-95

Sable Technology                   LZS221-86                   3.0                29-Sep-94

Scorpion Logic                     LZS221-C                    4.0                24-Nov-94

Skyline Tech                       LZS221-68                   2.0                1-Feb-95
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CUSTOMER                                  PRODUCT                      VERSION           SIGNED
---------------------------------------------------------------------------------------------------
TRT Phillips                              LZS221-68                    3.0               9-Oct-95

West Publishing Company                   LZS221-86                                      6-Jan-93

Workbit                                   LZS221-86                    3.0               10-Jul-92
---------------------------------------------------------------------------------------------------

                      CLOSED V4 ROYALTY LICENSE AGREEMENTS

---------------------------------------------------------------------------------------------------
CUSTOMER                                  PRODUCT                      VERSION           SIGNED
---------------------------------------------------------------------------------------------------
Cisco                                     LZS-C/MPPC-C                 4.0               1-Sep-95

3Com                                      LZS-C/68                     custom            29-Sep-95

Command Software Systems                  DCS-386                      1.0               1-Dec-95

US Robotics                               LZS-C/MPPC-C                 4.0               1-Dec-95

Megatest                                  LZS-C                        4.0               6-Dec-95

Global Village Communication, UK          LZS-C                        4.0               22-Dec-95

Flowpoint                                 LZS-C                        4.0               1-Feb-96

Seiko                                     LZS-68                       3.0               8-Mar-96

Sybase                                    LZS-C                        4.0               22-Mar-96

Sierra Online                             LZS-68                       3.0               1-Apr-96

Proteon                                   LZS-C/68                     4.0/5.0           8-May-96

IBM                                       LZS-C/68                     4.0/5.0           11-Jun-96

QUICK Corp                                LZS-C                        4.0               1-Jul-96

AT&T Paradyne                             LZS-68                       3.0               22-Jul-96

Nortel                                    LZS-C                        4.0               13-Aug-96

Shiva                                     LZS-68/960, MPPC-C, Mum      5.0/4.0/4.0/1.0   27-Aug-96

Hitachi                                   LZS-C                        4.0               11-Sep-96

Develcon                                  LZS-C (Modified)             4.0               19-Sep-96

Compuserve                                LZS-C/MPPC-C                 4.0/4.0           30-Sep-96

RND                                       LZS221-960                   4.0               29-Aug-96

ZyXEL                                     LZS221-68                    5.0               1-Oct-96
---------------------------------------------------------------------------------------------------

                    CLOSED MOTOROLA PATENT LICENSE AGREEMENTS

---------------------------------------------------------------------------------------------------
CUSTOMER                                  PRODUCT                      VERSION           SIGNED
---------------------------------------------------------------------------------------------------
Sun Microsystems                          MOTCOMP                      na                08-Mar-96

3Com                                      MOTCOMP                      na                31-Jan-96

Flowpoint                                 MOTCOMP                      na                23-Apr-96
---------------------------------------------------------------------------------------------------

                                OTHER AGREEMENTS

---------------------------------------------------------------------------------------------------
CUSTOMER                                  PRODUCT                      VERSION           SIGNED
---------------------------------------------------------------------------------------------------
Microsoft Corp.                           MPPC                         All               16-Feb-96
---------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                   LIABILITIES

Transferee shall perform all obligations of the Transferor under the "Sales Representative Agreements" and the "License Agreements" listed on Exhibit A.

Transferee shall assume all current accounts payable related to the development, distribution, marketing or sales of products related to the "Software," the "Semiconductors," the "Tools," or the "Inventory."

Transferee shall assume all current and unpaid payroll and related benefits expenses related to former employees of Transferor who become employees of Transferee.


                                       B-1